UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2023
ENVIROTECH VEHICLES, INC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38078	46-0774222
(Commission File Number)	(IRS Employer Identification No.)
1425 Ohlendorf Road Osceola, Arkansas	72370
(Address of Principal Executive Offices)	(Zip Code)

(870) 970-3355

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	EVTV	NASDAQ Stock Market LLC.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐    Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Envirotech Vehicles, Inc. (the “Company”) was held on December 13, 2023.

On the record date (the “Record Date”) for determining stockholders entitled to vote at the Annual Meeting, October 16, 2023, there were 15,106,088 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), outstanding, each of which entitled the holder to one vote on each matter brought before the Annual Meeting. Holders of 8,659,137 shares of Common Stock (representing 57.32% of the shares of Common Stock outstanding on the Record Date) were present virtually or represented by proxy at the Annual Meeting, constituting a quorum.

At the Annual Meeting, the stockholders of the Company voted on the two proposals described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 26, 2023. The final number of votes cast for or against, as well as the numbers of abstentions and broker non-votes with respect to each matter brought before the Annual Meeting are set forth below.

Proposal 1

The Company’s stockholders elected the following nominee to serve as Class III Director on the Company’s Board of Directors (the “Board”), to hold office for a three-year term that will expire at the Company’s 2026 Annual Meeting of Stockholders and at such time as their respective successor has been duly elected and qualified, or earlier resignation, removal or death, as set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Phillip W. Oldridge	5,723,070	640,994	2,295,073

Proposal 2

The Company’s stockholders approved the proposal to ratify the appointment of Barton CPA PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, as set forth below:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
8,591,378	53,123	14,636	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROTECH VEHICLES, INC.

Date: December 15, 2023	By:	/s/ Douglas M. Campoli
Douglas M. Campoli
Chief Financial Officer and Treasurer